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                                                                  EXHIBIT 10.2.2


                                 FIRST AMENDMENT

                                       TO

                             SHAREHOLDERS' AGREEMENT

         THIS FIRST AMENDMENT TO SHAREHOLDERS' AGREEMENT dated as of May 31, 2000 (this "Amendment") is made by and among MDMI Holdings, Inc., a Colorado corporation formerly named Medical Device Manufacturing, Inc. (the "Company"), KRG Capital Fund I, L.P., a Delaware limited partnership ("KRG Fund I"), KRG Capital Fund I (PA), L.P., a Delaware limited partnership ("KRG (PA)"), KRG Capital Fund I (FF), L.P., a Delaware limited partnership ("KRG (FF)"), KRG Co-Investment, LLC, a Delaware limited liability company ("KRG Co-Investment" and, together with KRG Fund I, KRG (PA) and KRG (FF), "KRG"), 7:22 Investors, LLC, a Colorado limited liability company ("7:22"), Eric Pollock ("E. Pollock"), Beth Pollock Levy ("Levy"), The ELP Trust, a Colorado trust ("ELP"), The CRP Trust, a Colorado Trust ("CRP" and together with ELP, Levy, E. Pollock and 7:22 the "Pollocks"), and George Archambault ("Archambault"). KRG, the Pollocks and Archambault are collectively referred to herein as the "Majority Holders."

         WHEREAS, the Company, KRG (as successor to KRG Capital Partners, LLC, a Delaware limited liability company), the Pollocks and Archambault are parties to that certain Shareholders' Agreement, dated July 6, 1999 (the "Original Agreement"), together with Patricia Harrison, Donald Bothner, First Analysis Corporation and its affiliated investment funds, Infrastructure and Environmental Private Equity Fund III, L.P. and Environmental and Information Technology Private Fund III, a civil partnership with limitation of liability established under the laws of the Federal Republic of Germany, CMS Companies and any affiliated investment fund to which it may assign all or part of its interest in the Company, Bruce C. Lindsay and Ira Brind and such other investors as from time to time have become a party to the Original Agreement in accordance with its terms.

         WHEREAS, in conjunction with the acquisition of UTI Corporation, a Pennsylvania corporation ("UTI"), by the Company pursuant to that certain Share Purchase Agreement dated as of the date hereof by and among the Company, UTI and the shareholders of UTI (the "UTI Purchase Agreement"), the Company will be issuing additional Equity Securities (as defined in the Original Agreement) to certain Invited Investors (as defined in the Original Agreement) and taking certain other actions as contemplated thereby;

         WHEREAS, the Original Agreement may, in accordance with its terms, be amended upon the written consent of a majority in interest of the Holders (as defined in the Original Agreement); and

         WHEREAS, the Majority Holders, representing a majority in interest of the Holders, have concluded that it is in the best interest of the Company and its shareholders generally to amend the terms of the Original Agreement as set forth herein.


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         NOW, THEREFORE, in consideration of the premises and the mutual promises set forth in this Agreement, the parties agree as follows:

                                    AGREEMENT

         1. Capitalized terms not defined herein shall have the meanings attributed to such terms in the Original Agreement.

         2. Clause (iv) of the definition of "New Securities" in Section 1(e) of the Original Agreement shall be amended in its entirety to read as follows:

                           "(iv) securities issued in connection with obtaining debt financing from a recognized financial institution, whether issued to a lender, guarantor or other person if such issuance is approved by the Board; provided, however, that the foregoing securities shall be deemed "New Securities" for purposes of the preemptive rights pursuant to Section 4 hereof of such Holders (and only such Holders) that have acquired Equity Securities in connection with providing debt financing to the Company or its subsidiaries;"

         3. Section 1 shall be amended to include the following new subsection
(g):

                           "(g) Qualified Public Offering. The term "Qualified Public Offering" shall mean a firm commitment underwritten initial public offering of Equity Securities of the Company that is effected pursuant to a registration statement filed and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the rules and regulations thereunder, resulting in gross proceeds to the Company of not less than $50,000,000 and a price per share of Common Stock or equivalent thereof (adjusting to take account for any stock split, combination or similar action on the part of the Company subsequent to the date hereof) of not less than $32.00."

         4. Section 2 of the Original Agreement shall be amended in its entirety to read as follows:

                  "2. Prohibited Transfers. Each Holder shall not sell, assign, transfer, pledge, hypothecate, mortgage, encumber or otherwise dispose of, including without limitation, transfers pursuant to the laws of testate or intestate succession, marital dissolution, legal separation or otherwise by operation of law ("Transfer") all or any shares of Equity Securities he currently owns or hereafter acquires ("Shares") except as expressly provided in this Agreement; provided, however, that
         (i) each Holder may Transfer all or any of its Shares by way of gift to any member of his or her family or to any trust for the benefit of any such family member of the Holder (ii) each Holder may Transfer all or any of its Shares to an Affiliate, (iii) each Holder may Transfer all or any of its Shares pursuant to Rule 144 (or any successor provision) under the Securities Act of 1933, as amended, six months subsequent to an initial public offering of the Company that is not a Qualified Public Offering, (iv) each of the entities comprising KRG may transfer all or any of its Shares to its limited partners or members, as the case may be, (v) Birmingham Fire


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         Insurance Company of Pennsylvania ("Birmingham") may transfer all or any of its Shares to any private investment fund sponsored by American International Group, Inc. ("AIG") or managed by a direct or indirect subsidiary of AIG, as the case may be and (vi) DLJ Investment Partners II, L.P., DLJ Investment Funding II, Inc., DLJ ESC II L.P. and DLJ Investment Partners, L.P. (collectively, "DLJ"), may Transfer all or any of its Shares in conjunction with the Transfer of senior notes of the Company or senior subordinated notes of Medical Device Manufacturing, Inc., a wholly owned subsidiary of the Company (such notes being collectively referred to as the "Notes," and each such transfer being a "Note Transfer"), provided such Note Transfer (A) is first approved by any KRG designee to the Board (as more fully described in Section 8.1(c)(i)) or (B) occurs subsequent to the fifth anniversary of the date hereof; and provided, further, that any such transferee of a Holder shall agree in writing with the parties to this Agreement, as a condition to such transfer, to be bound by all of the provisions of this Agreement (each a "Permitted Transfer"). As used herein, the word "family" shall include any spouse, lineal ancestor or descendant, brother or sister."

         5. Section 3(h) of the Original Agreement shall be deleted in its entirety.

         6. Section 4(a) of the Original Agreement shall be amended to delete the third and final sentence thereof in its entirety.

         7. Section 6(a) of the Original Agreement shall be amended by the addition of the following language to the end of the last sentence thereof:

         "; provided, however, that in connection with any such transaction (x) each Holder shall not be required to make any representations or warranties except those relating to (i) its own due organization and execution and delivery of the relevant agreement, (ii) the enforceability of the relevant agreement against it and absence of conflicts with agreements and laws applicable to it and (iii) its ownership of securities being sold by it, (y) the Holders shall not be required to provide any post-closing indemnities except as provided in clause (z) below and (z) in the event that a portion of the purchase price is placed in escrow to support purchase price adjustment obligations post-closing (including indemnification for breaches of representations or warranties relating to the Company and its subsidiaries), the Holders will have a pro rata portion of their purchase price placed in such escrow to be utilized to pay any such indemnification obligations."

         8. Section 7 of the Original Agreement shall be amended in its entirety to read as follows:

                  "2. Legend. Each existing or replacement certificate for Shares now owned by the Holders shall bear the following legend upon its face:

                           "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE
                  NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE TRANSFER,


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                  ENCUMBRANCE, PLEDGE, ASSIGNMENT OR OTHER DISPOSITION OF THE
                  SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS AND RESTRICTIONS SPECIFIED IN (1) A SUBSCRIPTION
                  AGREEMENT, DATED AS OF      , BY AND BETWEEN THE COMPANY AND A
                  CERTAIN INVESTOR AND (2) A SHAREHOLDERS' AGREEMENT, DATED AS OF JUNE 6, 1999, BY AND AMONG THE COMPANY AND CERTAIN SHAREHOLDERS, AS THE SAME IS AMENDED AS OF THE DATE HEREOF, AND THE COMPANY RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH SECURITIES UNTIL SUCH CONDITIONS AND RESTRICTIONS HAVE BEEN FULFILLED OR LIFTED WITH RESPECT TO SUCH TRANSFER. A COPY OF THE CONDITIONS OR AGREEMENTS REFERENCED ABOVE MAY BE OBTAINED BY THE HOLDER HEREOF UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY."

                  Each of the undersigned parties agrees that the Company may instruct its transfer agent to impose transfer restrictions on the shares represented by certificates bearing the legend referred to in this Section 7 to enforce the provisions of this Agreement and the Company agrees to promptly do so. The legend shall be removed or modified upon termination of the conditions or restrictions set forth therein."

         9. Clause (i) of Section 8(c) of the Original Agreement shall be amended in its entirety to read as follows:

                           "(i) The Board of Directors of the Company (the "Board") shall initially be comprised of eleven directors. During the term of this Agreement and at any special or annual meeting of the Holders at which directors are to be elected to the Board, (A) KRG shall be entitled to designate three directors to sit on the Board; (B) the Pollocks shall be entitled to designate one director to sit on the Board; (C) DLJ shall be entitled to designate one director to sit on the Board; (D) Birmingham shall be entitled to designate one director to sit on the Board; (E) the Chief Executive Officer of the Company shall be designated as a director to sit on the Board, who shall initially as the date hereof be Andrew D. Freed; (F) the investors listed on Schedule I other than KRG, the Pollocks, DLJ and Birmingham shall be entitled to designate two directors to sit on the Board; and
         (G) the remaining directors shall be designated by a majority vote of the directors. The rights granted with respect to the Holders pursuant to subclauses (A), (B), (C) and (D) of this Section 8(c)(i) shall continue with respect to such Holders until such time as the applicable Holders own less than 3.5% of the Company's outstanding Common Stock on a fully diluted and fully converted basis (excluding unvested options); notwithstanding anything in this Section 8.1(c)(i) to the contrary, in the event any Holders lose their director designation rights in accordance herewith, they shall be entitled to participate in the designation of directors pursuant to subclause (F) of this Section 8(c)(i).


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         Notwithstanding the foregoing, the right of DLJ to designate one director to the Board pursuant to subclause (C) of this Section 8(c)(i) shall continue for as long as DLJ continues to hold at least 25% of the aggregate principal amount of Notes originally acquired by DLJ on the date of issuance.

                           (ii) Any Holder that (x) does not have the power to designate one or more directors to sit on the Board in accordance with subclauses (A), (B), (C) or (D) of clause (i) of this Section 8.1(c)(i) and (y) owns at least 3.5% of the Company's outstanding Common Stock on a fully diluted and fully converted basis (excluding unvested options) shall have the right to (1) appoint an observer to the Board who shall be entitled to all notices and documentary information distributed to, and to attend all meetings of, the Board generally but shall have no voting or similar rights with respect thereto, (2) meet with, upon reasonable prior notice and request, and discuss during normal business hours the business and operations of the Company with the Company's senior officers and representatives of the Company's lead equity sponsor, in each case at locations convenient to the parties thereto and (3) receive such other information relating to the Company (including industry analysis and other strategic information in the possession of the Company) as it may reasonably request, providing that such information shall be subject in each case to confidentiality requirements as the Company deems reasonably necessary. Any observer rights exercised hereunder shall be at the cost and expense of the Holder exercising such rights other than with respect to the provision of notices and informational materials, and no observer shall be entitled to any form of compensation or per diem.

                           (iii) All Holders shall be entitled to receive those quarterly and annual financial reports of the Company provided to the Company's senior lender within 15 days of the distribution of any such report to such senior lender. Additionally, any Holder that owns at least 2.5% of the Company's outstanding Common Stock on a fully diluted and fully converted basis (excluding unvested options) shall have the right to receive upon request all documentary information provided to members of the Board generally."

         10. Section 8 shall be amended to include the following new subsection
(g):

                           "(g) Issuance of Options. Notwithstanding anything in this Agreement to the contrary, the Company may not issue options under its stock option plans to officers, directors and employees that exceed, in the aggregate, 10% of the then outstanding shares of Common Stock on a fully diluted and converted basis without the prior approval of a majority in interest of the Holders."

         11. Section 11 of the Original Agreement shall be amended in its entirety to read as follows:

                  "11. Term. This Agreement shall terminate upon the earlier of
         (i) immediately before (and conditioned upon) the closing of a Qualified Public Offering or (ii) immediately before (and conditioned upon) the closing of the merger of the Company


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         with and into a company that is publicly traded on a nationally recognized stock exchange or over-the-counter market and the Company is not the surviving entity."

         12. Section 17 of the Original Agreement shall be amended in its entirety to read as follows:

                  "17. Amendments and Waivers. Any term of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of a majority in interest of the Holders; provided, however, that any amendment of this Agreement that shall adversely impact any Holders of a series of Equity Securities in a manner different from other Holders shall require the written consent of 66 2/3% in interest of the Holders of the series of Equity Securities so adversely affected. Any amendment or waiver effected in accordance with this Section 17 shall be binding upon the Company and the Holders."

         13. Entire Agreement. The Original Agreement, as amended by this Amendment, contains the entire understanding of the parties with respect to the subject matter hereof, supersedes all other agreements between or among any of the parties with respect to the subject matter hereof and cannot be altered or otherwise amended except pursuant the terms of Section 17 of the Original Agreement as amended by this Amendment. This Agreement shall be interpreted under the laws of the State of Colorado without reference to its principles of conflicts of laws.

         14. Further Instruments and Actions. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Amendment. The parties further agree to cooperate affirmatively with the Company, to the extent reasonably requested by the Company to enforce rights and obligations to this Amendment.

         15. Severability. In case any provision of this Amendment shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         16. Counterparts; Facsimile Signatures. This Amendment may be executed in counterparts, both of which need not contain the signatures of more than one party, but both such counterparts taken together will constitute one and the same Amendment. This Amendment may be executed and delivered by facsimile transmission.

                                    * * * * *

                            [SIGNATURE PAGE FOLLOWS]



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         IN WITNESS WHEREOF, this Amendment has been duly executed effective as of the date and year first written above.

                                   COMPANY

                                   MDMI HOLDINGS, INC.


                                   By: /s/ ERIC M. POLLOCK
                                      ------------------------------------------
                                      Name: Eric M. Pollock
                                      Title: President & Chief Executive Officer

                                   MAJORITY HOLDERS

                                   KRG CAPITAL FUND I, L.P.

                                   By: KRG Capital Partners, LLC
                                   Its: General Partner


                                   By: /s/ BRUCE L. ROGERS
                                      ------------------------------------------
                                      Name: Bruce L. Rogers
                                      Title: Managing Director

                                   KRG CAPITAL FUND I (FF), L.P.

                                   By: KRG Capital Partners, LLC
                                   Its: General Partner


                                   By: /s/ BRUCE L. ROGERS
                                      ------------------------------------------
                                      Name: Bruce L. Rogers
                                      Title: Managing Director

                                   KRG CAPITAL FUND I (PA), L.P.

                                   By: KRG Capital Partners, LLC
                                   Its: General Partner


                                   By: /s/ BRUCE L. ROGERS
                                      ------------------------------------------
                                      Name: Bruce L. Rogers
                                      Title: Managing Director


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                                   KRG CO-INVESTMENT, L.L.C.

                                   By: Rogers Management Company
                                   Its: Managing Member


                                   By: /s/ BRUCE L. ROGERS
                                      ------------------------------------------
                                      Name: Bruce L. Rogers
                                      Title: President

                                   7:22 INVESTORS, LLC

                                   By:    /s/ ERIC POLLOCK
                                          --------------------------------------
                                   Name:  Eric Pollock
                                          --------------------------------------
                                   Title: Manager
                                          --------------------------------------


                                   /s/ ERIC POLLOCK
                                   ---------------------------------------------
                                   Eric Pollock


                                   /s/ GEORGE ARCHAMBAULT
                                   ---------------------------------------------
                                   George Archambault


                                   /s/ BETH POLLOCK LEVY
                                   ---------------------------------------------
                                   Beth Pollock Levy


                                   THE ELP TRUST

                                   By:    /s/ ERIC POLLOCK
                                          --------------------------------------

                                   Name:  Eric Pollock
                                          --------------------------------------

                                   Title: Trustee
                                          --------------------------------------


                                   THE CRP TRUST

                                   By:    /s/ ERIC POLLOCK
                                          --------------------------------------

                                   Name:  Eric Pollock
                                          --------------------------------------

                                   Title: Trustee
                                          --------------------------------------